Prepayment and Other Current Assets - Schedule of Prepayment and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepaid media cost	¥ 54,937	$ 7,990	¥ 19,610
Prepaid service fee	6,804	989	1,762
Others	18,837	2,740	12,856
Total prepayment and other current assets	¥ 80,578	$ 11,719	¥ 34,228